Investor Update

Third Quarter 2015



frontier

November 3, 2015

Earnings Call Agenda



STRATEGIC AND OPERATIONAL REVIEW

Daniel McCarthy

President & Chief Executive Officer



FINANCIAL RESULTS

John Jureller

Executive Vice President & Chief Financial Officer

Strategic and Operating Achievements

Third Quarter Results

- Revenue growth driven by CAF 2 funds; CT revenue stable for second consecutive quarter
- SME revenue growth helped to mitigate decline in carrier/wireless backhaul
- Eleventh consecutive quarter of strong broadband momentum with net adds of 27,155
- Continued broadband share gains: Increased Residential broadband share in >75% of markets
- Funding completed for Verizon acquisition: $6.6 billion senior notes issued and $1.5 billion Term Loan
- Integration activities remain on track—putting new capabilities and capacity in place for 3/31/16 closing



Revenue Mix
($ in Millions)
$1,141
$1,330
$1,371
$1,368
$1,424
$124
$519
$498
$129
$601
$601
$138
$616
$617
$132
$621
$615
$201
$617
$606
3Q14
4Q14
1Q15
2Q15
3Q15
Residential
Business
Regulatory



Cumulative Broadband Net Adds
23
136
244
318
2012
2013
2014
YTD 2015

Frontier's Expansion and Transformation
Integration Entails Complex Task List, And Is On Track

- **Network Migration:** Detailed joint migration plans completed with Verizon to support a flash cut system conversion
- **Data Conversion:** First synchronized mock conversion completed successfully
- **IT:** Implementing all necessary features and augmenting capacity for Frontier to ensure Day 1 readiness
- **People:** Agreements with CWA and IBEW unions complete. Plans in place for transition of employees to Frontier at closing
- **Logistics:** Logistics and new supply chain relationships on track to support March 2016 close

Revenue Mix Transformation, 2009 – 2014 PF



2009
17%
33%
41%
9%
2014
11%
26%
2%
46%
15%
2014 PF for CT and VZ [1]
6%
19%
41%
15%
19%
= Residential Voice
= Regulatory
= Business
= Residential Data [2]
= Video

[1] Represents unaudited pro forma (PF) Revenue for the period ending 12/31/2014. Information is based on data received from AT&T and Verizon
[2] Residential Data includes data and Voice over IP

Revenue and ARPC



Revenue Mix by Source
($ in Millions)
$1,141
$124
$519
$498
$1,330
$129
$601
$601
$1,371
$138
$616
$617
$1,368
$132
$621
$615
$1,424
$201
$617
$606
3Q14
4Q14
1Q15
2Q15
3Q15
Residential
Business
Regulatory



Revenue Mix by Service
($ in Millions)
$1,141
$124
$472
$76
$208
$261
$1,330
$129
$525
$122
$248
$307
$1,371
$138
$525
$133
$253
$323
$1,368
$132
$515
$137
$252
$332
$1,424
$201
$500
$134
$250
$338
3Q14
4Q14
1Q15
2Q15
3Q15
Data
Non-Switched Data
Other
Voice
Regulatory



Residential ARPC
$60.34
$65.67
$64.13
$64.43
$63.83
3Q14
4Q14
1Q15
2Q15
3Q15



Business ARPC
$659
$688
$678
$689
$694
3Q14
4Q14
1Q15
2Q15
3Q15

Dividend Payout Ratio

- Q3 and trailing four quarters cash flows remain strong
- LTM Dividend payout ratio was 51%


81%
51%
54%
56%
51%
46%
4Q14
1Q15
2Q15
3Q15
3Q15
Trailing 4 Quarters
3Q15 Adjusted *
3Q15 Actual **

* Represents dividends paid on shares outstanding prior to the June 2015 equity offerings divided by Free Cash Flow, as determined on slide 13
** Represents total dividends paid on common shares divided by Free Cash Flow, as adjusted, as determined on slide 13

Credit and Liquidity

Net Leverage


3.72x
3.85x
3.64x
3.73x
4Q14
1Q15
2Q15
3Q15

September 30, 2015

($ in Millions)	
Cash & Equivalents	$1,011
Acquisition Funds Escrow	8,440
Delayed Draw Term Loan	1,500
Revolving Credit Facility	750
Total Liquidity	$11,701
Total Debt	$16,113
Pro Forma LTM Adj. EBITDA[1]	$2,282
Leverage Ratio	3.73x

- Leverage (Adj Net Debt[2] / Adj EBITDA) for 3Q15 at 3.73x
- $11.7 billion of liquidity at the end of Q3

Notes:
(1) Pro Forma Combined
(2) Adj Net Debt = Total Debt ($16,113) less Cash and Equivalents ($1,011) less Senior Notes ($6,600)

2015 Guidance

($ in Millions)	Low	High
Leveraged Free Cash Flow	$825	$865
Capital Expenditures	$700	$750
Cash Taxes	$40	$50

Appendix

Safe Harbor Statement

Forward-Looking Language

This report contains "forward-looking statements," related to future, not past, events. Forward-looking statements address our expected future business and financial performance and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: risks related to the pending acquisition of properties from Verizon, including our ability to complete the acquisition of such operations, our ability to successfully integrate operations, our ability to realize anticipated cost savings, sufficiency of the assets to be acquired from Verizon, our ability to migrate Verizon's operations from Verizon owned and operated systems and processes to our owned and operated systems and processes successfully, failure to enter into or obtain, or delays in entering into or obtaining, certain agreements and consents necessary to operate the acquired business as planned, failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory approvals for the acquisition, and increased expenses incurred due to activities related to the transaction; that ability of the lenders to the $1.5 billion credit agreement with JPMorgan Chase Bank, N.A., as administrative agent, to meet their obligations thereunder to fund such facility in connection with the closing of the acquisition of the Verizon properties; our ability to meet our debt and debt service obligations; competition from cable, wireless and other wireline carriers and the risk that we will not respond on a timely or profitable basis; our ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on our capital expenditures, products and service offerings; reductions in revenue from our voice customers that we cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to our intangible assets; our ability to effectively manage our operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity, which may affect payment of dividends on our common and preferred shares; the effects of changes in both general and local economic conditions on the markets that we serve; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, regulatory rules and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the ability, or increase the cost, of financing to us; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue; and the impact of potential information technology or data security breaches or other disruptions. These and other uncertainties related to the Company's business are described in greater detail in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. The Company does not intend to update or revise these forward-looking statements.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences between these non-GAAP financial measures and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income (loss) as reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting operating income or net income (loss) as reflected in the statement of operations, or cash flow as reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, Adjusted EBITDA margin excluding pension and OPEB costs, cash operating expenses and cash operating expenses excluding pension and OPEB.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum.

Debt Maturity Profile
September 30, 2015


($ in Millions)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
$24
$56
$384
$75
$646
$75
$750
$620
$131
$645
$150
$1,000
$1,022
$1,050
$1,276
$2,000
$501
$851
$751
$3,600
$914
$3
$347
$200
$50
$14
$1,264
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+
FTR Debt
$6.6Bn Senior Notes
Undrawn $750 Revolver
Undrawn $1.5Bn Term Loan A

Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Operating Cash Flow					
Operating income	$ 197	$ 173	$ 163	$ 193	$ 207
Add back:					
Depreciation and amortization	261	323	341	335	325
Operating cash flow (EBITDA)	$ 458	$ 496	$ 504	$ 528	$ 532
Add back:					
Non-cash pension/OPEB costs	(21)	3	2	(2)	(3)
Severance costs	0	0	1	0	1
Acquisition and integration costs	42	70	57	35	58
Operating income, as adjusted	$ 219	$ 245	$ 222	$ 226	$ 263
Operating cash flow, as adjusted (Adjusted EBITDA)	$ 479	$ 569	$ 564	$ 561	$ 588
Add back:					
Interest and dividend income	0	0	1	0	2
Stock-based compensation	6	5	7	5	7
Subtract:					
Cash paid for income taxes	22	34	17	3	7
Capital expenditures - Business operations	152	159	170	178	177
Interest expense	162	188	188	185	184
Free cash flow	$ 149	$ 193	$ 197	$ 200	$ 229
Dividends on preferred stock	0	0	0	0	(67)
Incremental interest on new debt	0	0	0	0	(11)
Free cash flow, as adjusted	$ 149	$ 193	$ 197	$ 200	$ 151

Non-GAAP Reconciliation

Three Months Ended: $ Millions	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	**$ 944**	**$ 1,157**	**$ 1,208**	**$ 1,175**	**$ 1,217**
Subtract:					
Depreciation and amortization	261	323	341	335	325
Acquisition and integration costs	42	70	57	35	58
Pension/OPEB costs (non-cash)	(21)	3	2	(2)	(3)
Severance costs	0	0	1	0	1
Cash Operating Expenses	**$ 662**	**$ 761**	**$ 808**	**$ 807**	**$ 836**
Add back:					
Pension/OPEB costs (non-cash)	(21)	3	2	(2)	(3)
Subtract:					
Net pension/OPEB costs	13	17	19	19	20
Cash Operating Expenses, excluding pension/OPEB	**$ 628**	**$ 747**	**$ 791**	**$ 786**	**$ 813**

Non-GAAP Reconciliation

Three Months Ended *$ Millions*	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015
Adjusted EBITDA excluding pension/OPEB costs					
Revenue	**$ 1,141**	**$ 1,330**	**$ 1,371**	**$ 1,368**	**$ 1,424**
Operating income	**$ 197**	**$ 173**	**$ 163**	**$ 193**	**$ 207**
Add back:					
Depreciation and amortization	261	323	341	335	325
Operating cash flow (EBITDA)	**$ 458**	**$ 496**	**$ 504**	**$ 528**	**$ 532**
Add back:					
Pension/OPEB costs	13	17	19	19	20
Severance costs	0	0	1	0	1
Acquisition and integration costs	42	70	57	35	58
Adjusted EBITDA excluding pension/OPEB costs	**$ 513**	**$ 583**	**$ 580**	**$ 582**	**$ 611**
Adjusted EBITDA margin excluding pension/OPEB costs	**45.0 %**	**43.8 %**	**42.3 %**	**42.5 %**	**42.9 %**

Frontier Communications Corp.

(NASDAQ: **FTR**)